Filed pursuant to Rule 497(e)
Registration Nos. 033-96634; 811-09094

Leuthold Funds, Inc.
Leuthold Core Investment Fund Retail Class Shares (Ticker: LCORX) Institutional Class Shares (Ticker: LCRIX)	Leuthold Select Industries Fund LSLTX
Leuthold Global Fund Retail Class Shares (Ticker: GLBLX) Institutional Class Shares (Ticker: GLBIX)	Grizzly Short Fund GRZZX

Supplement dated September 26, 2019
to the Statement of Additional Information dated January 31, 2019

The Board of Directors (the “Board”) has appointed Steven R. Schroll as a director of the Leuthold Funds. The following information is added under the “Directors and Officers of the Corporation” section of the Statement of Additional Information:

Name, Address and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Steven R. Schroll c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 62	Director	Indefinite Term; Since 2019	Retired. Served as Senior Equity Portfolio Manager at Ameriprise Financial (Columbia Management) from 2002 to 2018.	4	None

Mr. Schroll has served as director of the Leuthold Funds since 2019. Through his thirty-eight years of investment experience, as both an equity analyst and portfolio manager working for both sell side and buy side firms, he has developed skills in investment analysis, portfolio construction, written and verbal communication, client marketing, resource management, prioritization planning, and business planning that will benefit the Board during its evaluation of the Leuthold Funds’ performance and operation. These experiences also honed Mr. Schroll’s understanding of financial statements and the complex issues that confront businesses. The combination of skills and attributes discussed above led to the conclusion that Mr. Schroll should serve as a director.

Mr. Schroll will serve on the audit committee of the Board. He does not currently own shares of the Leuthold Funds, and did not receive any compensation for the fiscal year ended September 30, 2018, as he is newly appointed.

In addition, the section entitled “Distribution of Shares” is hereby revised to reflect that Mr. Schroll is also a Rule 12b-1 Director.

If you have any questions, please call the Leuthold Funds at 1-800-273-6886 (toll free).

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The date of this Supplement is September 26, 2019.
Please retain this Supplement for future reference.